Exhibit 10.1

Silicon Valley Bank

                           Amendment to Loan Documents


Borrower:  Adept Technology, Inc.

Date:      June 12, 2006


         THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

         The Parties agree to amend the Loan and Security Agreement between them, dated April 22, 2004 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

         1. Modified Maturity Date. Section 4 of the Schedule to Loan and Security Agreement is hereby amended in its entirety to read as follows:

               4.  MATURITY DATE
                   (Section 6.1):  August 15, 2006

         2. Fee. In consideration for Silicon entering into this Amendment, Borrower shall concurrently pay Silicon a fee in the amount of $3,500, which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

         3. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         4. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.


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     Borrower:                                   Silicon:

     ADEPT TECHNOLOGY, INC.                      SILICON VALLEY BANK


     By:  /s/ Robert R. Strickland               By:  /s/ Chris Hill
        -------------------------------             ----------------------------
          President or Vice President            Title:   Sr. Vice President
                                                        ------------------------

     By:  /s/ Robert R. Strickland
        -------------------------------
          Secretary or Ass't Secretary


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                                     CONSENT

         The undersigned acknowledges that his consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.



     Adept Technology Holdings, Inc.             Adept Technology Canada Company


     By:   /s/ Robert R. Strickland              By:  /s/ Robert R. Strickland
           ----------------------------               --------------------------
     Title:    Secretary                         Title:   Secretary
           ----------------------------                -------------------------

     Adept Technology International Ltd.         Adept Technology Canada Holding
                                                 Company



     By:   /s/ Robert R. Strickland              By:  /s/ Robert R. Strickland
           ----------------------------               --------------------------
     Title:    Secretary                         Title:   Secretary
           ----------------------------                -------------------------

     Adept Global Technologies



     By:   /s/ Robert R. Strickland
           ----------------------------
     Title:    Secretary
           ----------------------------


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